Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Additions to net assets attributed to:
Net appreciation in fair value of investments	$ 17,409,842	$ 21,868,571
Dividends and interest	6,599,148	7,890,045
Net investment income	24,008,990	29,758,616
Interest income on notes receivable from participants	335,912	269,197
Contributions:
Employer	4,948,067	4,741,663
Participants	11,337,619	10,310,230
Rollovers	8,478,730	2,492,329
Total contributions	24,764,416	17,544,222
Total additions	49,109,318	47,572,035
Deductions from net assets attributed to:
Benefit payments to participants	31,920,519	36,396,279
Administrative expenses	154,358	254,058
Total deductions	32,074,877	36,650,337
Net increase	17,034,441	10,921,698
Beginning of year	259,436,274	248,514,576
End of year	$ 276,470,715	$ 259,436,274